DERIVED INFORMATION10/21/2005

[$881,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date. Approximately 36.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and

0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

HEAT 2005-9
TOTAL

Total Number of Loans		4,617
Total Loan Balance		898,209,110
Average Loan Balance		194,544
WA CLTV (w/o Silent Seconds)		79.2%
WAC		7.17%
WA FICO		631
WALA		3
WAM		355
Fxd Rate		9.1
IOs		36.7
MH		0.0
1st Lien		98.0
2nd Lien		2.0
Occupancy--OO		93.1
Doc Type--Full/Alternative		56.4
Stated Doc		29.3
Cash Out Refi		50.8
Purchase		46.5
Loans with silent seconds :
% of Portfolio w/ SS		40.8%
$ amount		366,870,675
# of First Liens w/ SS		1,743
CLTV of Total Portfolo (that includes silent 2nds)		87.2%
California		37.9%
Prepay Penalties		82.5%
Pre-Funding Balance		-
Expected Final Pool		898,209,110

Mortgage Rate
	Balance
0.000 - 4.999	462,832	0.1%
5.000 - 5.499	18,184,820	2.0%
5.500 - 5.999	74,960,869	8.3%
6.000 - 6.499	121,496,525	13.5%
6.500 - 6.999	246,900,522	27.5%
7.000 - 7.499	152,233,670	16.9%
7.500 - 7.999	147,256,726	16.4%
8.000 - 8.499	47,438,390	5.3%
8.500 - 8.999	43,133,174	4.8%
9.000 - 9.499	13,979,926	1.6%
9.500 - 9.999	10,903,521	1.2%
10.000 - 10.499	7,594,597	0.8%
10.500 - 10.999	6,342,104	0.7%
11.000 - 11.499	4,252,373	0.5%
11.500 - 11.999	1,059,849	0.1%
12.000 - 12.499	892,721	0.1%
12.500 - 12.999	847,351	0.1%
13.000 - 13.499	64,966	0.0%
13.500 - 13.999	31,422	0.0%
14.000 - 14.499	148,312	0.0%
14.500 >=	24,437	0.0%
Total:	898,209,107	100%

Gross Margin
	Balance
2.000 - 2.500	961,000	0.1%
3.000 - 3.499	3,210,268	0.4%
3.500 - 3.999	3,624,869	0.4%
4.000 - 4.499	16,693,312	1.9%
4.500 - 4.999	36,408,439	4.1%
5.000 - 5.499	79,258,944	8.8%
5.500 - 5.999	269,807,101	30.0%
6.000 - 6.499	127,881,376	14.2%
6.500 - 6.999	207,743,895	23.1%
7.000 - 7.499	43,563,616	4.9%
7.500 - 7.999	19,662,808	2.2%
8.000 - 8.499	5,289,789	0.6%
8.500 - 8.999	1,724,317	0.2%
9.000 - 9.499	422,259	0.0%
Fixed	81,957,118	9.1%
Total:	898,209,111	100%

ARM Maximum Rate
	Balance
10.000 - 10.499	1,984,920	0.2%
10.500 - 10.999	5,370,057	0.7%
11.000 - 11.499	15,661,587	1.9%
11.500 - 11.999	53,473,605	6.6%
12.000 - 12.499	88,947,365	10.9%
12.500 - 12.999	193,062,185	23.7%
13.000 - 13.499	121,416,829	14.9%
13.500 - 13.999	133,697,215	16.4%
14.000 - 14.499	68,552,720	8.4%
14.500 - 14.999	72,029,816	8.8%
15.000 - 15.499	23,216,733	2.8%
15.500 - 15.999	21,789,013	2.7%
16.000 >=	17,049,948	2.1%
Total:	816,251,993	100%

ARM Minimum Rate
	Balance
2.000 - 2.499	357,000	0.0%
3.500 - 3.999	322,100	0.0%
4.500 - 4.999	1,438,221	0.2%
5.000 - 5.499	19,541,579	2.4%
5.500 - 5.999	74,862,049	9.2%
6.000 - 6.499	115,380,424	14.1%
6.500 - 6.999	228,804,351	28.0%
7.000 - 7.499	138,056,076	16.9%
7.500 - 7.999	130,087,405	15.9%
8.000 - 8.499	43,543,805	5.3%
8.500 - 8.999	38,834,123	4.8%
9.000 - 9.499	11,075,910	1.4%
9.500 - 9.999	6,460,337	0.8%
10.000 - 10.499	2,532,688	0.3%
10.500 - 10.999	3,199,023	0.4%
11.000 - 11.499	749,471	0.1%
11.500 - 11.999	234,645	0.0%
12.000 - 12.499	123,809	0.0%
12.500 - 12.999	464,738	0.1%
13.500 - 13.999	31,422	0.0%
14.000 - 14.499	128,379	0.0%
14.500 - 14.999	24,437	0.0%
Total:	816,251,992	100%

Initial Cap (%)
	Balance
1.00	1,560,715	0.2%
1.50	19,291,969	2.4%
2.00	277,914,611	34.0%
3.00	517,484,697	63.4%
Total:	816,251,992	100%

Periodic Cap (%)
	Balance
1.00	346,666,632	42.5%
1.50	278,446,644	34.1%
2.00	191,138,716	23.4%
Total:	816,251,992	100%

CLTV's (w/0 Silent Seconds)
	Balance
0.01 - 50.00	16,175,446	3.0%
50.01 - 55.00	11,039,662	2.1%
55.01 - 60.00	13,816,172	2.6%
60.01 - 65.00	28,806,687	5.4%
65.01 - 70.00	45,220,186	8.5%
70.01 - 75.00	59,362,940	11.2%
75.01 - 80.00	132,951,724	25.0%
80.01 - 85.00	69,570,097	13.1%
85.01 - 90.00	102,114,298	19.2%
90.01 - 95.00	23,335,383	4.4%
95.01 - 100.00	28,945,840	5.4%
Total:	531,338,435	100%

Credit Scores
	Balance
<= 499	1,425,703	0.2%
500 - 519	17,454,043	1.9%
520 - 539	28,700,632	3.2%
540 - 559	41,293,944	4.6%
560 - 579	59,356,488	6.6%
580 - 599	95,306,364	10.6%
600 - 619	133,191,515	14.8%
620 - 639	133,683,236	14.9%
640 - 659	132,899,516	14.8%
660 - 679	97,762,149	10.9%
680 - 699	65,422,324	7.3%
700 - 719	38,269,158	4.3%
720 - 739	22,626,851	2.5%
740 - 759	16,473,677	1.8%
760 >=	14,343,509	1.6%
Total:	898,209,109	100%

DTI
	Balance
<= 0.000	6,086,668	0.7%
0.001 - 11.000	4,078,508	0.5%
11.001 - 16.000	6,796,890	0.8%
16.001 - 21.000	12,293,222	1.4%
21.001 - 26.000	29,350,105	3.3%
26.001 - 31.000	52,795,761	5.9%
31.001 - 36.000	93,380,076	10.4%
36.001 - 41.000	150,465,800	16.8%
41.001 - 46.000	233,835,405	26.0%
46.001 - 51.000	262,027,621	29.2%
51.001 - 56.000	47,053,172	5.2%
66.001 - 71.000	45,883	0.0%
Total:	898,209,111	100%

Loan Balance
	Balance
<= 50,000	13,086,254.00	1.5%
50,001 - 100,000	60,787,569.00	6.8%
100,001 - 150,000	107,140,188.00	11.9%
150,001 - 200,000	118,030,544.00	13.1%
200,001 - 250,000	110,378,693.00	12.3%
250,001 - 300,000	107,627,475.00	12.0%
300,001 - 350,000	90,918,052.00	10.1%
350,001 - 400,000	81,236,156.00	9.0%
400,001 - 450,000	59,631,751.00	6.6%
450,001 - 500,000	50,275,376.00	5.6%
500,001 - 550,000	26,124,440.00	2.9%
550,001 - 600,000	26,394,071.00	2.9%
600,001 - 650,000	19,392,560.00	2.2%
650,001 - 700,000	8,754,768.00	1.0%
700,001 - 750,000	9,575,790.00	1.1%
750,001 - 800,000	1,584,925.00	0.2%
800,001 - 850,000	1,672,707.00	0.2%
850,001 - 900,000	2,627,149.00	0.3%
950,001 >=	2,970,642.00	0.3%
Total:	898,209,110	100%

Occupancy Types
	Balance
Primary	835,904,982	93.1%
Second Home	7,464,380	0.8%
Investment	54,839,747	6.1%
Total:	898,209,109	100%

Loan Term
	Balance
180	12,895,592	1.4%
240	770,482	0.1%
300	245,375	0.0%
360	884,297,661	98.5%
Total:	898,209,110	100%

Loan Purpose
	Balance
Purchase	417,515,784	46.5%
Refi (Cashout)	456,634,428	50.8%
Debt Consolidation		0.0%
Home Improvement		0.0%
Refi (Rate Term)	24,058,898	2.7%
Total:	898,209,110	100%

Product Type
	Balance
Fixed	81,957,118	9.1%
Floating	816,251,992	90.9%
Total:	898,209,110	100%

Interest Only
	Balance
2YR IO	6,972,607	0.8%
3YR IO	2,539,249	0.3%
5YR IO	292,064,223	32.5%
7YR IO
10YR IO	27,854,762	3.1%
NON IO	568,778,269	63.3%
Total:	898,209,110	100%

Hybrid Types
	Balance
6MO ARM	2,345,948	0.3%
1/29 ARM	3,780,652	0.4%
2/28 ARM	738,880,660	82.3%
3/27 ARM	59,557,874	6.6%
5/25 ARM	11,686,859	1.3%
15/15 ARM		0.0%
Fixed	81,957,118	9.1%
Total:	898,209,111	100%

Property Type
	Balance
Single Family	709,987,095	79.0%
PUD	77,997,069	8.7%
2-4 Family	58,127,698	6.5%
Condo	51,722,024	5.8%
MH	375,224	0.0%
Townhouse	-	0.0%
Total:	898,209,110	100%

Documentation
	Balance
Full	506,499,484	56.4%
Reduced	124,751,923	13.9%
Stated	262,970,487	29.3%
No Doc	3,987,216	0.4%
Total:	898,209,110	100%

Lien Priority
	Balance
First	880,295,210	98.0%
Second	17,913,899	2.0%
Total:	898,209,109	100%

Mortgage Insurance
	Balance
Mortgage Insurance	-	0.0%
Not Insured	898,209,110	100.0%

Coverage Down to:

Total:	898,209,110	100.0%

	Originator	Servicer
[Names of originators & servicers]

Geographic Distribution-States
State	Balance
Alabama	3,396,330	0.4%
Alaska	641,967	0.1%
Arizona	35,661,147	4.0%
Arkansas	1,351,315	0.2%
California	340,569,465	37.9%
Colorado	18,668,702	2.1%
Connecticut	4,609,582	0.5%
Delaware	1,790,694	0.2%
District of Columbia	1,538,220	0.2%
Florida	97,602,761	10.9%
Georgia	16,852,294	1.9%
Hawaii	9,570,436	1.1%
Idaho	7,403,777	0.8%
Illinois	32,426,634	3.6%
Indiana	6,648,271	0.7%
Iowa	2,219,058	0.2%
Kansas	4,468,264	0.5%
Kentucky	3,905,034	0.4%
Louisiana	1,501,800	0.2%
Maine	1,107,012	0.1%
Maryland	29,611,326	3.3%
Massachusetts	9,358,501	1.0%
Michigan	13,106,768	1.5%
Minnesota	6,342,345	0.7%
Mississippi	1,500,738	0.2%
Missouri	9,200,560	1.0%
Montana	101,111	0.0%
Nebraska	508,378	0.1%
Nevada	30,699,852	3.4%
New Hampshire	1,933,462	0.2%
New Jersey	23,846,743	2.7%
New Mexico	2,656,111	0.3%
New York	36,853,973	4.1%
North Carolina	9,561,456	1.1%
Ohio	13,395,737	1.5%
Oklahoma	1,207,112	0.1%
Oregon	18,855,721	2.1%
Pennsylvania	4,441,302	0.5%
Rhode Island	3,548,625	0.4%
South Carolina	3,574,369	0.4%
Tennessee	8,134,792	0.9%
Texas	17,277,210	1.9%
Utah	5,883,370	0.7%
Virginia	25,051,521	2.8%
Washington	23,348,297	2.6%
West Virginia	430,503	0.0%
Wisconsin	5,846,466	0.7%
Total:	898,209,112	100%

Geographic Distribution-MSAs
MSA	Balance
NA	44,416,283
Akron OH PMSA	820,059
Albany GA MSA	130,151
Albany-Schenectady-Troy NY MSA	646,694
Albuquerque NM MSA	2,196,064
Anchorage AK MSA	207,670
Ann Arbor MI PMSA	322,724
Appleton-Oshkosh-Neenah WI MSA	178,766
Atlanta GA MSA	14,103,107
Atlantic-Cape May NJ PMSA	479,549
Auburn-Opelika AL MSA	124,501
Augusta-Aiken GA-SC MSA	281,317
Austin-San Marcos TX MSA	1,574,844
Bakersfield CA MSA	7,338,634
Baltimore MD PMSA	8,462,006
Bangor ME NECMA	171,010
Barnstable-Yarmouth MA NECMA	215,819
Baton Rouge LA MSA	738,334
Beaumont-Port Arthur TX MSA	235,784
Bellingham WA MSA	160,000
Benton Harbor MI MSA	353,709
Bergen-Passaic NJ PMSA	7,275,301
Billings MT MSA	101,111
Birmingham AL MSA	786,068
Bloomington IN MSA	158,742
Bloomington-Normal IL MSA	114,043
Boise City ID MSA	4,657,435
Boston MA-NH NECMA	9,499,492
Boulder-Longmont CO PMSA	609,862
Brazoria TX PMSA	263,689
Bremerton WA PMSA	1,812,578
Buffalo-Niagara Falls NY MSA	536,032
Canton-Massillon OH MSA	442,332
Cedar Rapids IA MSA	132,701
Champaign-Urbana IL MSA	51,958
Charleston-North Charleston SC MSA	1,663,475
Charlotte-Gastonia-Rock Hill NC-SC MSA	4,542,598
Chattanooga TN-GA MSA	284,100
Chicago IL PMSA	31,055,195
Chico-Paradise CA MSA	1,125,972
Cincinnati OH-KY-IN PMSA	3,626,575
Clarksville-Hopkinsville TN-KY MSA	653,860
Cleveland-Lorain-Elyria OH PMSA	2,124,483
Colorado Springs CO MSA	1,971,562
Columbia MO MSA	94,928
Columbia SC MSA	416,075
Columbus GA-AL MSA	133,840
Columbus OH MSA	1,533,917
Corvallis OR MSA	163,862
Dallas TX PMSA	7,469,475
Davenport-Moline-Rock Island IA-IL MSA	230,674
Daytona Beach FL MSA	2,914,279
Dayton-Springfield OH MSA	2,700,202
Decatur AL MSA	91,930
Decatur IL MSA	59,854
Denver CO PMSA	10,218,755
Des Moines IA MSA	889,143
Detroit MI PMSA	8,451,137
Dothan AL MSA	224,642
Dover DE MSA	179,961
Duluth-Superior MN-WI MSA	500,857
Eau Claire WI MSA	299,461
El Paso TX MSA	82,007
Eugene-Springfield OR MSA	1,057,990
Evansville-Henderson IN-KY MSA	24,437
Fayetteville NC MSA	190,327
Fayetteville-Springdale-Rogers AR MSA	193,491
Flagstaff Arizona-Utah MSA	999,812
Flint MI PMSA	1,276,527
Florence AL MSA	157,813
Fort Collins-Loveland CO MSA	1,117,308
Fort Lauderdale FL PMSA	16,083,105
Fort Myers-Cape Coral FL MSA	5,129,074
Fort Pierce-Port St. Lucie FL MSA	1,988,395
Fort Walton Beach FL MSA	415,241
Fort Wayne IN MSA	143,576
Fort Worth-Arlington TX PMSA	2,203,213
Fresno CA MSA	10,377,486
Gainesville FL MSA	594,048
Galveston-Texas City TX PMSA	892,492
Gary IN PMSA	375,795
Glens Falls NY MSA	203,746
Grand Junction CO MSA	655,540
Grand Rapids - Muskegon - Holland MI MSA	767,725
Greeley CO PMSA	2,128,357
Green Bay WI MSA	531,505
Greensboro--Winston-Salem--High Point NC MSA	1,187,526
Greenville-Spartanburg-Anderson SC MSA	560,287
Hagerstown MD PMSA	387,978
Hamilton-Middletown OH PMSA	668,792
Harrisburg-Lebanon-Carlisle PA MSA	225,058
Hartford CT NECMA	549,596
Hickory-Morgantown-Lenoir NC MSA	696,233
Honolulu HI MSA	5,872,670
Houston TX PMSA	3,330,900
Huntington-Ashland WV-KY-OH MSA	458,108
Huntsville AL MSA	1,588,729
Indianapolis IN MSA	4,434,187
Jackson MI MSA	206,980
Jackson MS MSA	514,816
Jackson TN MSA	96,860
Jacksonville FL MSA	2,926,111
Janesville-Beloit WI MSA	135,873
Jersey City NJ PMSA	519,148
Johnson City-Kingsport-Bristol TN-VA MSA	59,838
Joplin MO MSA	68,347
Kalamazoo-Battle Creek MI MSA	61,706
Kankakee IL PMSA	322,648
Kansas City MO-KS MSA	7,302,750
Killeen-Temple TX MSA	20,720
Knoxville TN MSA	1,585,977
Lafayette IN MSA	217,747
Lafayette LA MSA	67,462
Lake Charles LA MSA	129,917
Lakeland-Winter Haven FL MSA	1,819,045
Lancaster PA MSA	111,619
Lansing-East Lansing MI MSA	399,680
Las Vegas NV-AZ MSA	29,464,606
Lewiston-Auburn ME NECMA	87,771
Lexington KY MSA	716,769
Lima OH MSA	51,926
Little Rock-North Little Rock AR MSA	864,245
Los Angeles-Long Beach CA PMSA	73,732,013
Louisville KY-IN MSA	636,883
Lubbock TX MSA	208,138
Lynchburg VA MSA	72,750
Macon GA MSA	430,128
Madison WI MSA	633,714
Mansfield OH MSA	156,495
McAllen-Edinburg-Mission TX MSA	80,968
Medford-Ashland OR MSA	1,648,498
Melbourne-Titusville-Palm Bay FL MSA	1,873,957
Memphis TN-AR-MS MSA	1,658,415
Merced CA MSA	4,821,698
Miami FL PMSA	18,894,597
Middlesex-Somerset-Hunterdon NJ PMSA	1,440,647
Milwaukee-Waukesha WI PMSA	2,977,583
Minneapolis-St. Paul MN-WI MSA	5,677,724
Mobile AL MSA	84,945
Modesto CA MSA	7,266,713
Monmouth-Ocean NJ PMSA	4,546,154
Montgomery AL MSA	115,678
Myrtle Beach SC MSA	32,922
Naples FL MSA	1,403,813
Nashville TN MSA	3,213,212
Nassau-Suffolk NY PMSA	10,824,754
New Haven-Bridgeport-Stamford-Danbury-Waterbury CT NECMA	2,859,164
New London-Norwich CT NECMA	748,540
New Orleans LA MSA	172,496
New York NY PMSA	22,683,086
Newark NJ PMSA	6,682,094
Newburgh NY-PA PMSA	953,129
Norfolk-Virginia Beach-Newport News VA-NC MSA	5,370,937
Oakland CA PMSA	30,931,692
Ocala FL MSA	543,508
Oklahoma City OK MSA	842,104
Olympia WA PMSA	1,178,495
Omaha NE-IA MSA	750,803
Orange County CA PMSA	28,498,099
Orlando FL MSA	13,842,382
Pensacola FL MSA	1,736,814
Peoria-Pekin IL MSA	382,118
Philadelphia PA-NJ PMSA	4,966,178
Phoenix-Mesa AZ MSA	28,265,698
Pittsburgh PA PMSA	607,603
Pocatello ID MSA	72,734
Portland ME NECMA	182,536
Portland - Vancouver OR-WA PMSA	15,223,365
Providence-Warwick-Pawtucket RI NECMA	3,548,625
Provo-Orem UT MSA	1,213,621
Pueblo CO MSA	954,214
Punta Gorda FL MSA	911,731
Racine WI PMSA	105,503
Raleigh-Durham-Chapel Hill NC MSA	948,937
Reading PA MSA	185,690
Redding CA MSA	903,191
Reno NV MSA	1,127,607
Richland-Kennewick-Pasco WA MSA	88,616
Richmond-Petersburg VA MSA	2,378,422
Riverside-San Bernardino CA PMSA	61,857,302
Roanoke VA MSA	293,624
Rochester MN MSA	135,543
Rochester NY MSA	384,237
Rockford IL MSA	27,569
Sacramento CA PMSA	23,473,486
Saginaw-Bay City-Midland MI MSA	193,636
Salem OR MSA	2,303,557
Salinas CA MSA	4,382,287
Salt Lake City-Ogden UT MSA	2,773,108
San Antonio TX MSA	641,452
San Diego CA MSA	23,081,015
San Francisco CA PMSA	6,648,771
San Jose CA PMSA	10,321,215
San Luis Obispo-Atascadero-Paso Robles CA MSA	2,322,021
Santa Barbara-Santa Maria-Lompoc CA MSA	2,572,190
Santa Cruz-Watsonville CA PMSA	1,194,796
Santa Fe NM MSA	240,516
Santa Rosa CA PMSA	4,876,920
Sarasota-Bradenton FL MSA	3,889,411
Savannah GA MSA	142,310
Scranton--Wilkes-Barre-Hazleton PA MSA	220,797
Seattle-Bellevue-Everett WA PMSA	9,376,126
Shreveport LA MSA	203,815
South Bend IN MSA	92,150
Spokane WA MSA	687,505
Springfield IL MSA	87,196
Springfield MA NECMA	298,142
Springfield MO MSA	66,912
Stockton-Lodi CA MSA	9,991,041
St. Cloud MN MSA	207,955
St. Joseph MO MSA	69,951
St. Louis MO-IL MSA	4,043,267
Sumter SC MSA	53,246
Syracuse NY MSA	111,106
Tacoma WA PMSA	4,124,046
Tallahassee FL MSA	788,470
Tampa-St. Petersburg-Clearwater FL MSA	12,178,206
Texarkana TX-Texarkana AR MSA	53,962
Toledo OH MSA	494,665
Topeka KS MSA	825,848
Trenton NJ PMSA	487,308
Tucson AZ MSA	4,191,706
Tulsa OK MSA	355,014
Utica-Rome NY MSA	154,206
Vallejo-Fairfield-Napa CA PMSA	8,416,430
Ventura CA PMSA	6,438,056
Vineland-Millville-Bridgeton NJ PMSA	135,067
Visalia-Tulare-Porterville CA MSA	1,635,085
Waco TX MSA	38,669
Washington DC-MD-VA-WV PMSA	37,281,204
Waterloo-Cedar Falls IA MSA	390,530
West Palm Beach-Boca Raton FL MSA	6,304,430
Wichita KS MSA	421,903
Wilmington NC MSA	709,904
Wilmington-Newark DE-MD PMSA	2,142,579
Yakima WA MSA	38,364
York PA MSA	87,926
Youngstown-Warren OH MSA	322,029
Yuba City CA MSA	1,487,131
Yuma AZ MSA	629,252
Total:	898,209,112